EXHIBIT 32.2

                         CERTIFICATION OF VICE PRESIDENT
                           SPRINGFIELD FINANCIAL, INC.
                       PURSUANT TO 18 U.S.D. SECTION 1350


In connection with the Quarterly Report of Springfield Financial, Inc. (the "Company") on Form 10-QSB for the period ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter Porath, Vice-President of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Peter Porath
---------------------------------------------
Peter Porath
Vice-President

November 17, 2006






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